Exhibit 10.2

July 18, 2020

[_______________]

Re:     Reprice Offer of Common Stock Purchase Warrants

To Whom It May Concern:

NovaBay Pharmaceuticals, Inc. (the “Company”) is pleased to offer to you the opportunity to amend the exercise price of the Common Stock purchase warrants set forth on Annex B attached hereto (the “Reprice Warrants”) currently held by you (the “Holder”). The shares of common stock, par value $0.01 (“Common Stock”), underlying the Reprice Warrants (“Existing Warrant Shares”) have been registered pursuant to a registration statement on Form S-1 (File No. 333-234330) (the “Registration Statement”). The Registration Statement is currently effective and, upon exercise of the Reprice Warrants, will, to the Company’s knowledge, be effective for the issuance of the Existing Warrant Shares. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Reprice Warrants.

In consideration for exercising 100% of the Reprice Warrants held by you (the “Warrant Exercise”), the Company hereby offers you a reduction of the exercise price of the Reprice Warrants to $0.99 (as reduced from the current exercise price of $1.15). As such, upon accepting this offer, Section 2(b) of the Reprice Warrants is hereby amended and restated as follows:

“Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.99, subject to adjustment hereunder (the “Exercise Price”).”

In addition, subject to receiving the approval of NYSE American, the Company hereby offers to issue you or your designees a new Common Stock Purchase Warrant to purchase up to a number of shares of Common Stock equal to 100% of the number of Existing Warrant Shares issued pursuant to each Warrant Exercise, which New Warrant (as defined below) shall be substantially in the form of the Existing Warrants. The new Common Stock Purchase Warrants will be initially exercisable on the six month anniversary of the date of issuance, have a term of exercise of five (5) year thereafter, and an exercise price equal to $1.65, and will be in the form set forth on Annex C hereto (the “New Warrants”). The original New Warrant certificates will be delivered within two Business Days following each Warrant Exercise pursuant to this letter agreement.

The Holder may accept this offer by signing this letter below, with such acceptance constituting Holder’s exercise of 100% of the Reprice Warrants for an aggregate exercise price as set forth on the Holder’s signature page hereto (the “Aggregate Exercise Price”) on or before 8:00 a.m. (New York City time) on July 20, 2020.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex A attached hereto.

If this offer is accepted and this letter agreement is executed and delivered to the Company on or before 8:00 a.m. (New York City time) on July 20, 2020, then on or before 9:00 a.m. (New York City time) on the business day following NYSE American approval being received, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the transactions contemplated hereunder, including this letter agreement as an exhibit thereto (“8-K Filing”). The Company shall file a prospectus supplement to the Registration Statement with the Securities and Exchange Commission disclosing the reduced exercise price of the Reprice Warrants within one (1) trading day following the 8-K Filing.

By executing and accepting this letter agreement, the Holder acknowledges that the Company is in a trading blackout period as it has not publicly released its financial statements for the quarter ended June 30, 2020. From and after the issuance of the 8-K Filing, the Company represents to the Holder that none of the Company’s directors, officers, employees or agents will provide the Holder with any material, nonpublic information that is not disclosed in the 8-K Filing.

The Company represents, warrants and covenants that, upon acceptance of this offer, all of the Existing Warrant Shares being exercised shall be delivered electronically through the Depository Trust Company within one (1) business day of the date the Company receives the Aggregate Exercise Price (or, with respect to shares of Common Stock that would otherwise be in excess of the Beneficial Ownership Limitation, within one (1) business day of the date the Company is notified by Holder that its ownership is less than the Beneficial Ownership Limitation). Except as set forth herein, the terms of the Reprice Warrants, including but not limited to the obligations to deliver the Existing Warrant Shares, shall remain in effect as if the acceptance of this offer was a formal exercise notice under the Reprice Warrants.

The Company acknowledges and agrees that the obligations of the Holder under this letter agreement are several and not joint with the obligations of any other holder of Common Stock purchase warrants of the Company (each, an “Other Holder”) under any other agreement related to the exercise of such warrants (“Other Warrant Exercise Agreement”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or under any such Other Warrant Exercise Agreement. Nothing contained in this letter agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Warrant Exercise Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this letter agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this letter agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Existing Warrant Shares. This letter agreement shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

***************

To accept this offer, Holder must counter execute this letter agreement and return the fully executed letter agreement to the Company at e-mail: jhall@novabay.com, attention: Justin Hall, on or before 8:00 am (New York City time) on July 20, 2020.

Please do not hesitate to call me if you have any questions.

Sincerely yours, NOVABAY PHARMACEUTICALS, INC. By: _______________________ Name: Justin M. Hall Title: President, Chief Executive Officer and General Counsel

Accepted and Agreed to:

Name of Holder: _____________________________________________________________

Signature of Authorized Signatory of Holder: ______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Existing Warrant Shares: __________________________

Aggregate Exercise Price: $_____________________

Beneficial Ownership Limitation New Warrant: 4.99%/9.99%

Address for Delivery of New Warrant: ___________________________

DTC Instructions:

The Existing Warrant Shares shall be delivered to the following DWAC Account Number:

Broker Name:
Broker DTC DWAC #:
Broker Contact:
Account #:

Annex A – Representations and Warranties

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder:

(a)     Registration Statement. The Existing Warrant Shares are registered for issuance on a Registration Statement on Form S-1 (File No. 333-234330) (the “Registration Statement”) and the Company knows of no reason why such registration statement shall not remain available for the issuance and resale of such Existing Warrant Shares for the foreseeable future. The Company shall use commercially reasonable efforts to keep the Registration Statement effective and available for use by the Holder until all Existing Warrant Shares underlying the Reprice Warrants are sold by the Holder.

(b)     Authorization; Enforcement. Upon receiving approval of the Company’s Board of Directors, the Company will have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. Upon receiving approval of the Company’s Board of Directors, the execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby will be duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)     No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected, other than for which a waiver has been obtained by the Company; or (iii) subject to Section (d) below, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d)     NYSE American Corporate Governance. Subject to receiving NYSE American approval, the transactions contemplated under this letter agreement, comply with all rules of the NYSE American LLC.

(e)      Issuance of the New Warrant. Upon receiving approval of the Company’s Board of Directors: (1) the issuance of the New Warrants is duly authorized and, upon the execution of this letter agreement by the undersigned, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company and (2) the shares issuable upon exercise of the New Warrant (the “New Warrant Shares”), when issued in accordance with the terms of the New Warrant, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the New Warrant Shares in full.

(f)       Legends and Transfer Restrictions.

(i)      The New Warrant and New Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of New Warrant or New Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the undersigned or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred New Warrant and New Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this letter agreement.

(ii)      The undersigned agrees to the imprinting, so long as is required by this Section (i), of a legend on any of the New Warrant and New Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT. THIS SECURITY IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF AUGUST 8, 2019, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE AVAILABLE WITH THE SECRETARY OF THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the New Warrant to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this letter agreement and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured New Warrant to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate undersigned’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of New Warrant may reasonably request in connection with a pledge or transfer of the New Warrant or New Warrant Shares.

(iii)

Certificates evidencing the New Warrant Shares shall not contain any legend (including the legend set forth in Section (f)(ii) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such New Warrant Shares pursuant to Rule 144, (iii) if such New Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Conversion Shares and Warrant Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Upon request by the undersigned, following such time as a legend or electronic notation is no longer required under this Section (f), the Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the removal of the legend hereunder. The Company agrees that following such time as such legend is no longer required under this Section (f), it will, no later than three trading days following the written request by the undersigned to the Company to remove such restrictive legend from the New Warrant Shares (which may be held in book-entry form only and not represented by a certificate at the time of such request (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered to the undersigned Warrant Shares that are free from all restrictive and other legends or electronic notations by causing the transfer agent to credit the account of the undersigned’s prime broker with the Depository Trust Company System as directed by the undersigned. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section (f).

(g)     Listing of Common Stock. The Company shall apply to list or quote all of the New Warrant Shares on the NYSE American and promptly secure the listing of all of the New Warrant Shares on such NYSE American.

(h)     Registration Statement. As soon as practicable (and in any event within 90 calendar days of the date of this Agreement), the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants.  The Company shall use commercially reasonable efforts to cause such registration to become effective on or prior to the initial exercise date of the New Warrants and to keep such registration statement effective at all times until no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof.

Annex B

TOTAL REPRICE WARRANTS	REPRICE WARRANTS BEING EXERCISED HEREUNDER (100%)	AGGREGATE EXERCISE PRICE FOR REPRICE WARRANTS EXERCISED HEREUNDER

Annex C – Form of New Warrant

The Form of New Warrant is attached to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2020 as Exhibit 4.1.